UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 9, 2023

Chicago Rivet & Machine Co.

(Exact Name of Registrant as Specified in Its Charter)

Illinois	000-01227	36-0904920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Frontenac Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (630) 357-8500

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CVR	NYSE American (Trading privileges only, not registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5. 02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2023, the Board of Directors (the “Board”) of Chicago Rivet & Machine Co. (the “Company”) appointed Gregory D. Rizzo to the Board of Directors of the Company following its Annual Meeting of Shareholders.  As previously disclosed in a Current Report on Form 8-K filed on May 9, 2023, Mr. Rizzo was named Chief Executive Officer of the Company, effective May 9, 2023.  Mr. Rizzo, age 57, joins the Company from MacLean-Fogg Company where he served as Vice President and General Manager.  Mr. Rizzo served as the General Manager of MacLean-Fogg’s Maynard high temperature engineered fastener business since 2016.  In addition, Mr. Rizzo led efforts at MacLean-Fogg to start a new division, MacLean Additive, that developed 3D printing production tooling for the automotive industry and other industries, and was a founding member of the MacLean-Fogg Innovation Board.  Prior to MacLean-Fogg, Mr. Rizzo held various positions at Ford Motor Company, Magna International and TRW Automotive.  Mr. Rizzo will not receive any additional compensation related to his appointment to the Board.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on May 9, 2023.  At the meeting, (1) the six nominees named in the Company’s proxy statement dated March 30, 2023 were elected to serve for a term ending at the Annual Meeting in 2024 and (2) the selection of Crowe LLP to serve as the Company’s independent registered public accounting firm for 2023 was ratified.

The voting results for each proposal are set forth below:

Election of Directors:

	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Bourg	402,277	187,289	207,333
Kent H. Cooney	402,721	187,135	207,333
Kurt Moders	404,578	185,684	207,333
James W. Morrissey	405,795	185,182	207,333
Walter W. Morrissey, M.D.	407,963	186,316	207,333
John L. Showel	404,008	186,184	207,333

Ratification of Crowe LLP s the Company’s independent registered public accounting firm for 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
752,216	42,856	997	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.

By: /s/ Michael J. Bourg
Date: May 15, 2023	Michael J. Bourg
President and Chief Operating Officer